CONVERTIBLE DEBT	12 Months Ended
Dec. 31, 2025
Disclosure of convertible debt [Abstract]
CONVERTIBLE DEBT [Text Block]

7. CONVERTIBLE DEBT

On September 9, 2024, the Company issued convertible debt for proceeds of $1,000,000. The convertible debt is non-interest bearing and due on September 9, 2026. At the election of the lender, the principal amount of the debt is convertible into common shares at $0.40 per share. The present value of the liability component of the convertible debt at issuance was $694,445, using a discount rate of 20%, which is the estimated interest rate the Company would pay on a similar debt instrument without a conversion option. The residual value of $305,555 was allocated to the equity component. The discount on the convertible debt totaling $305,555 is amortized over the term of the convertible loans using the effective interest rate method. During the year ended December 31, 2024, the Company recorded accretion of $37,905 which is included in interest expense. On December 24, 2024, the debt was converted into common shares, refer to Note 8.

On November 8, 2024, the Company entered into a convertible debt agreement for proceeds of $500,000. The convertible debt is non-interest bearing and due on November 14, 2026. At the election of the lender, the principal amount of the debt is convertible into common shares at $0.40 per share. The present value of the liability component of the convertible debt at issuance was $378,072, using a discount rate of 15%, which is the estimated interest rate the Company would pay on a similar debt instrument without a conversion option. The residual value of $121,928 was allocated to the equity component. The discount on the convertible debt totaling $121,928 is amortized over the term of the convertible loans using the effective interest rate method. During the year ended December 31, 2024, the Company recorded accretion of $6,768 which is included in interest expense. On December 24, 2024, the debt was converted into common shares, refer to Note 8.